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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement Nos. 333-40838, 333-40846, 333-40868, 333-66390, 333-101201and 333-102039 of
Capstone Turbine Corporation on Form S-8 and Registration Statement No. 333-102036 of Capstone Turbine Corporation on Form S-3 of our reports dated March 26, 2003, appearing in this Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
March 31, 2003